Exhibit 99.(8)(f)

Execution Version

TRANSFER AGENCY - RELATED SERVICES DELEGATION AMENDMENT

This Transfer Agency - Related Services Delegation Amendment (“Amendment”), dated as of December 31, 2009 (“Effective Date”), is being entered into by and between PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) and UBS Financial Services Inc. (“UBS Financial”).

Background

PNCGIS (under its former name PFPC Inc.) and UBS Global Asset Management (US) Inc. (“UBS Global”) entered into a Transfer Agency - Related Services Delegation Agreement, dated October 8, 2003, with respect to the registered investment companies listed in column one of the table below (the “Funds”) providing for the delegation to UBS Global of certain of the services being performed by PNCGIS for and on behalf of the Funds pursuant to the Transfer Agency And Related Services Agreements with the Funds listed in column two of the table below (“Delegation Agreement”). On January 1, 2004 UBS Global assigned the Delegation Agreement to UBS Financial.

Each Fund identified in the first column of the table below has entered into a Transfer Agency and Related Services Agreement with PNCGIS (under the name PFPC Inc.) dated as of the date set forth in the second column of the table below.  Each such agreement as it may have been amended to date is referred to herein as a “Transfer Agency Agreement”.

Name of Registered Investment Company	Date of Transfer Agency Agreement
SMA Relationship Trust	October 8, 2003
The UBS Funds	August 20, 2001
UBS Cashfund Inc.	August 1, 1997
UBS Investment Trust	August 1, 1997
UBS Managed Municipal Trust	August 1, 1997
UBS Master Series	August 1, 1997
UBS Municipal Money Market Series	August 1, 1997
UBS PACE Select Advisors Trust	November 27, 2000
UBS RMA Money Fund Inc.	August 1, 1997
UBS RMA Tax-Free Fund, Inc.	August 1, 1997

Terms

In consideration of the mutual covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties intending to be legally bound agree as set forth above and as follows:

1.             Modifications to Delegation Agreement.  The Delegation Agreement is amended as follows:

(a)           The phrase “PFPC Inc.” shall be replaced each place it appears with the phrase “PNC Global Investment Servicing (U.S.) Inc.” and the term “PFPC” shall be replaced each place it appears with the term “PNCGIS”.

(b)           The phrase “UBS Global Asset Management (US) Inc.” shall be replaced each place it appears with the phrase “UBS Financial Services Inc.” and the term “UBS Global AM” shall be replaced each place it appears with the term “UBS Financial”.

(c)           Section 3 shall be deleted and replaced in its entirety with the following:

3.             Compensation.  As compensation for performance of the Delegated Services, PNCGIS will pay to UBS Financial such fees as may be agreed to in writing from time to time by PNCGIS and UBS Financial with respect to the Funds, and the portfolios of such Funds, listed on Exhibit B, as Exhibit B may be amended from time to time, and as the parties additionally agree; provided, however, PNCGIS shall not be obligated to pay such compensation to UBS Financial with respect to any invoice for which PNCGIS has not received payment from a Fund or a portfolio of a Fund pursuant to the relevant Transfer Agency and Related Services Agreement.

(d)           Exhibit B is deleted and replaced in its entirety by the Exhibit B attached to the Transfer Agency - Related Services Delegation Amendment dated December 31, 2009.

2.             Remainder of Delegation Agreement.  Except as expressly amended by this Amendment, the terms and provisions of the Delegation Agreement are hereby ratified, declared and remain in full force and effect.

3.             Governing Law.  The governing law of the Delegation Agreement shall be the governing law of this Amendment.

4.             Entire Agreement.  This Amendment constitutes the final, complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Delegation Agreement with respect to such subject matter, and supersedes all prior and contemporaneous proposals, agreements, contracts, representations and understandings, whether written, oral or electronic, between the parties with respect to the same subject matter.

5.             Facsimile Signatures; Counterparts.  This Amendment may be executed in one more counterparts; such execution of counterparts may occur by manual signature, facsimile signature, manual signature transmitted by means of facsimile transmission or manual signature contained in an imaged document attached to an email transmission; and each such counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument.  The exchange of executed copies of this Amendment or of executed signature pages to this Amendment by facsimile transmission or as an imaged document attached to an email transmission shall constitute effective execution and delivery hereof and may be used for all purposes in lieu of a manually executed copy of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Agency - Related Services Delegation Amendment to be executed by their duly authorized officers as of the day and year first written above.

PNC Global Investment Servicing (U.S.) Inc.		UBS Financial Services Inc.

By:	/s/ Michael DeNofrio	By:	/s/ James Langham

Name:	Michael DeNofrio	Name: James Langham

Title:	Executive Vice President	Title: Executive Director
Senior Managing Director

EXHIBIT B

(dated December 31, 2009)

Funds and Portfolios

SMA Relationship Trust

Portfolios	Class
SMA RELATIONSHIP TRUST SERIES M	N/A
SMA RELATIONSHIP TRUST SERIES T	N/A
SMA RELATONSHIP TRUST SERIES A	N/A

The UBS Funds

Portfolios - Equity Funds	Class
UBS DYNAMIC ALPHA FUND	A
UBS DYNAMIC ALPHA FUND	B
UBS DYNAMIC ALPHA FUND	C
UBS DYNAMIC ALPHA FUND	Y
UBS GLOBAL ALLOCATION FUND	A
UBS GLOBAL ALLOCATION FUND	B
UBS GLOBAL ALLOCATION FUND	C
UBS GLOBAL ALLOCATION FUND	Y
UBS GLOBAL EQUITY FUND	A
UBS GLOBAL EQUITY FUND	B
UBS GLOBAL EQUITY FUND	C
UBS GLOBAL EQUITY FUND	Y
UBS GLOBAL FRONTIER FUND	A
UBS GLOBAL FRONTIER FUND	C
UBS GLOBAL FRONTIER FUND	Y
UBS INTERNATIONAL EQUITY FUND	A
UBS INTERNATIONAL EQUITY FUND	B
UBS INTERNATIONAL EQUITY FUND	C
UBS INTERNATIONAL EQUITY FUND	Y
UBS U.S. EQUITY ALPHA FUND	A
UBS U.S. EQUITY ALPHA FUND	C
UBS U.S. EQUITY ALPHA FUND	Y
UBS U.S. LARGE CAP EQUITY FUND	A
UBS U.S. LARGE CAP EQUITY FUND	B
UBS U.S. LARGE CAP EQUITY FUND	C
UBS U.S. LARGE CAP EQUITY FUND	Y
UBS U.S. LARGE CAP GROWTH FUND	A
UBS U.S. LARGE CAP GROWTH FUND	B
UBS U.S. LARGE CAP GROWTH FUND	C
UBS U.S. LARGE CAP GROWTH FUND	Y
UBS U.S. LARGE CAP VALUE EQUITY FUND	A
UBS U.S. LARGE CAP VALUE EQUITY FUND	B
UBS U.S. LARGE CAP VALUE EQUITY FUND	C
UBS U.S. LARGE CAP VALUE EQUITY FUND	Y
UBS U.S. MID-CAP GROWTH EQUITY FUND	A
UBS U.S. MID-CAP GROWTH EQUITY FUND	C

UBS U.S. MID-CAP GROWTH EQUITY FUND	Y

UBS U.S. SMALL CAP GROWTH FUND	A
UBS U.S. SMALL CAP GROWTH FUND	B
UBS U.S. SMALL CAP GROWTH FUND	C
UBS U.S. SMALL CAP GROWTH FUND	Y

Portfolios - Fixed Income Funds
UBS ABSOLUTE RETURN BOND FUND	A
UBS ABSOLUTE RETURN BOND FUND	C
UBS ABSOLUTE RETURN BOND FUND	Y
UBS GLOBAL BOND FUND	A
UBS GLOBAL BOND FUND	B
UBS GLOBAL BOND FUND	C
UBS GLOBAL BOND FUND	Y
UBS U.S. BOND FUND	A
UBS U.S. BOND FUND	B
UBS U.S. BOND FUND	C
UBS U.S. BOND FUND	Y
UBS HIGH YIELD FUND	A
UBS HIGH YIELD FUND	B
UBS HIGH YIELD FUND	C
UBS HIGH YIELD FUND	Y

UBS Cashfund Inc.

Portfolios

UBS CASH FUND

UBS Investment Trust

Portfolios	Class
UBS U.S. ALLOCATION FUND	A
UBS U.S. ALLOCATION FUND	B
UBS U.S. ALLOCATION FUND	C
UBS U.S. ALLOCATION FUND	Y

UBS Managed Municipal Trust

Portfolios

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

UBS RMA NEW YORK MUNICIPAL MONEY FUND

UBS Master Series

Portfolios	Class

UBS MONEY MARKET FUND	A
UBS MONEY MARKET FUND	B
UBS MONEY MARKET FUND	C

UBS Municipal Money Market Series

Portfolios

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

UBS PACE Select Advisors Trust

Portfolios	Class
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	A
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	B
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	C
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	P
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	Y
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	A
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	B
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	C
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	P
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	Y
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	A
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	B
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	C
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	P
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	Y
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	A
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	B
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	C
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	P
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	Y
PACE INTERNATIONAL EQUITY INVESTMENTS	A
PACE INTERNATIONAL EQUITY INVESTMENTS	B
PACE INTERNATIONAL EQUITY INVESTMENTS	C
PACE INTERNATIONAL EQUITY INVESTMENTS	P
PACE INTERNATIONAL EQUITY INVESTMENTS	Y
PACE LARGE CO GROWTH EQUITY INVESTMENTS	A
PACE LARGE CO GROWTH EQUITY INVESTMENTS	B
PACE LARGE CO GROWTH EQUITY INVESTMENTS	C
PACE LARGE CO GROWTH EQUITY INVESTMENTS	P
PACE LARGE CO GROWTH EQUITY INVESTMENTS	Y
PACE LARGE CO VALUE EQUITY INVESTMENTS	A
PACE LARGE CO VALUE EQUITY INVESTMENTS	B
PACE LARGE CO VALUE EQUITY INVESTMENTS	C
PACE LARGE CO VALUE EQUITY INVESTMENTS	P
PACE LARGE CO VALUE EQUITY INVESTMENTS	Y
PACE MONEY MARKET INVESTMENTS	P
PACE MUNICIPAL FIXED INCOME INVESTMENTS	A
PACE MUNICIPAL FIXED INCOME INVESTMENTS	B
PACE MUNICIPAL FIXED INCOME INVESTMENTS	C
PACE MUNICIPAL FIXED INCOME INVESTMENTS	P
PACE MUNICIPAL FIXED INCOME INVESTMENTS	Y
PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	A
PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	B

PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	C
PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	P
PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	Y
PACE SMALL / MED CO VALUE EQUITY INVESTMENTS	B
PACE SMALL / MED CO VALUE EQUITY INVESTMENTS	C
PACE SMALL / MED CO VALUE EQUITY INVESTMENTS	P
PACE SMALL / MED CO VALUE EQUITY INVESTMENTS	Y
PACE STRATEGIC FIXED INCOME INVESTMENTS	A
PACE STRATEGIC FIXED INCOME INVESTMENTS	B
PACE STRATEGIC FIXED INCOME INVESTMENTS	C
PACE STRATEGIC FIXED INCOME INVESTMENTS	P
PACE STRATEGIC FIXED INCOME INVESTMENTS	Y
PACE GLOBAL REAL ESTATE SECURITIES INVESTMENTS	A
PACE GLOBAL REAL ESTATE SECURITIES INVESTMENTS	C
PACE GLOBAL REAL ESTATE SECURITIES INVESTMENTS	P
PACE GLOBAL REAL ESTATE SECURITIES INVESTMENTS	Y
PACE HIGH YIELD INVESTMENTS	A
PACE HIGH YIELD INVESTMENTS	B
PACE HIGH YIELD INVESTMENTS	C
PACE HIGH YIELD INVESTMENTS	P
PACE HIGH YIELD INVESTMENTS	Y
PACE ALTERNATIVE STRATEGIES INVESTMENTS	A
PACE ALTERNATIVE STRATEGIES INVESTMENTS	B
PACE ALTERNATIVE STRATEGIES INVESTMENTS	C
PACE ALTERNATIVE STRATEGIES INVESTMENTS	P
PACE ALTERNATIVE STRATEGIES INVESTMENTS	Y

UBS RMA Money Fund Inc.

Portfolios

UBS RMA MONEY MARKET FUND

UBS RMA RETIREMENT MONEY FUND

UBS RMA U.S. GOVERNMENT FUND

UBS RMA Tax-Free Money Fund Inc.

Portfolios

UBS RMA TAX-FREE MONEY FUND